UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2011
TARGA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On February 15, 2011, Mr. Chansoo Joung resigned from the Board of Directors (the “Board”) of Targa Resources Corp. (the “Company”), effective February 16, 2011.
(d) In order to fill the vacancy created by Mr. Joung’s resignation from the Board, the remaining Board members elected Mr. Ershel C. Redd Jr. to serve on the Board, effective February 16, 2011. Mr. Redd will serve as a Class II Director, with a term expiring in 2012. Mr. Redd was appointed as a member of the Company’s Audit Committee, Nominating and Governance Committee and Conflicts Committee.
     There are no understandings or arrangements between Mr. Redd and any other person pursuant to which Mr. Redd was selected to serve as a director of the Company. There are no relationships between Mr. Redd and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. As a non-employee director, Mr. Redd will receive compensation in accordance with the Company’s policies for compensating non-employee directors, including awards under the Company’s 2010 Stock Incentive Plan. On February 17, 2011, the Committee made a bonus stock award under the Plan (as defined below) of 2,310 shares to Mr. Redd.
(e) 2011 Annual Incentive Compensation Plan. On February 14, 2011, the Compensation Committee (the “Committee”) of the Board of the Company, which is the indirect parent of the general partner of Targa Resources Partners LP (the “Partnership”), approved the Company’s 2011 Annual Incentive Compensation Plan (the “Bonus Plan”). The Bonus Plan is a discretionary annual cash bonus plan available to all of the Company’s employees, including its executive officers. The purpose of the Bonus Plan is to reward employees for contributions toward the Company’s business priorities (including business priorities of the Partnership) approved by the Committee and to aid the Company in retaining and motivating employees. Under the Bonus Plan, funding of a discretionary cash bonus pool is expected to be recommended by the Company’s chief executive officer (the “CEO”) and approved by the Committee based on the Company’s achievement of certain business priorities, including strategic, financial and operational objectives. The Bonus Plan is approved by the Committee, which considers certain recommendations by the CEO. Near or following the end of the year, the CEO recommends to the Committee the total amount of cash to be allocated to the bonus pool based upon overall performance of the Company relative to these objectives, generally ranging from 0 to 2x the total target bonus for the employees in the pool. Upon receipt of the CEO’s recommendation, the Committee, in its sole discretion, determines the total amount of cash to be allocated to the bonus pool. Additionally, the Committee, in its sole discretion, determines the amount of the cash bonus award to each of the Company’s executive officers, including the CEO. The executive officers determine the amount of the cash bonus pool to be allocated to the Company’s departments, groups and employees (other than the executive officers of the Company) based on performance and upon the recommendation of their supervisors, managers and line officers.
                The Committee has established the following eight key business priorities for 2011:
•	continue to control all operating, capital and general and administrative costs;

•	invest in our businesses;

•	continue priority emphasis and strong performance relative to a safe workplace;

•	reinforce business philosophy and mindset that promotes compliance with all aspects of our business including environmental and regulatory compliance;

•	continue to manage tightly credit, inventory, interest rate and commodity price exposures;

•	execute on major capital and development projects, such as finalizing negotiations, completing projects on time and on budget, and optimizing economics and capital funding;

•	pursue selected growth opportunities, including new gathering and processing build-outs leveraging our NGL logistics platform for development projects, other fee-based capex projects and potential purchases of strategic assets; and

•	execute on all business dimensions to maximize value and manage risks.

     The Committee has targeted a total cash bonus pool for achievement of the business priorities based on the sum of individual employee market-based target percentages ranging from approximately 3% to 100% of each employee’s eligible earnings. Generally, eligible earnings are an employee’s base salary and overtime pay. The Committee has discretion to adjust the cash bonus pool attributable to the business priorities based on accomplishment of the applicable objectives as determined by the Committee and the CEO. Funding of the Company’s cash bonus pool and the payment of individual cash bonuses to employees are subject to the sole discretion of the Committee.
     2010 Stock Incentive Plan. On February 14, 2011, the Committee made the following restricted stock awards under the Targa Resources Corp. 2010 Stock Incentive Plan (the “Plan”) that will vest three years from the grant date: 7,690 shares to Mr. Rene R. Joyce, 4,250 shares to Mr. Joe Bob Perkins, 4,250 shares to Mr. James W. Whalen, 3,770 shares to Mr. Michael A. Heim, 3,540 shares to Mr. Jeffrey J. McParland, and 1,260 shares to Mr. Matthew J. Meloy. The Plan is administered by the Committee.
     This description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.93 to the Company’s Registration Statement on Form S-1/A (File No. 333-160277), as amended, and is incorporated herein by reference. A copy of the form of Restricted Stock Agreement to be used in connection with the February 2011 and future awards under the Plan is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
Exhibit 10.1	Form of Targa Resources Corp. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.93 to the Company’s Registration Statement on Form S-1/A (File No. 333-160277) field November 12, 2010).

Exhibit 10.2	Form of Restricted Stock Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.
Dated: February 18, 2011	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Targa Resources Corp. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.93 to the Company’s Registration Statement on Form S-1/A (File No. 333-160277) filed November 12, 2010).
10.2	Form of Restricted Stock Agreement